UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

SAXON CAPITAL, INC.
(Exact name of registrant as specified in its charter)

_________________

Delaware	000-33485	54-2036376
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

4860 Cox Road, Suite 300 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

        Registrant’s telephone number, including area code (804) 967-7400

        (Former name or former address, if changed since last year)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On September 13, 2004, the shareholders of Saxon Capital, Inc. (“Saxon”) at Saxon’s 2004 Annual Shareholders’ Meeting approved Saxon’s 2004 Employee Stock Purchase Plan. The 2004 Employee Stock Purchase Plan provides employees with the opportunity to increase their ownership in Saxon by purchasing shares of Saxon’s common stock on favorable terms, and paying for the purchases through periodic payroll deductions. A copy of the plan, including a detailed description thereof, was included in Saxon’s 2004 proxy statement for its 2004 Annual Shareholders Meeting filed with the Securities and Exchange Commission on August 6, 2004, and is incorporated herein by reference.

Item 8.01. Other Events

        On September 13, 2004, at its 2004 Annual Shareholders’ Meeting, the shareholders of Saxon approved the Agreement and Plan of Merger, dated July 12, 2004, which provides for Saxon’s conversion to a real estate investment trust, or REIT. As a result of the shareholders’ actions, all of Saxon’s outstanding unvested stock options and restricted stock units have fully vested and are immediately exercisable for shares of Saxon’s common stock. Also, Saxon’s shareholders re-elected Edward G. Harshfield and Michael L. Sawyer to one-year terms as directors of the Company at the annual meeting. Following the Annual Meeting, Saxon's Board of Directors determined the cash component of the merger consideration to be paid to each shareholder of Saxon upon consummation of the REIT conversion. The Board of Directors determined that, in addition to one share of common stock of Saxon REIT, Inc. being exchanged for each outstanding share of Saxon common stock, the cash component of the merger consideration would be $4.00 per share. A copy of the press release issued by Saxon on September 13, 2004 relating to the annual meeting results is included as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

10.1	Saxon Capital, Inc. 2004 Employee Stock Purchase Plan. Incorporated herein by reference to Annex C to Registrant's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 6, 2004 (File No. 000-33485).

99.1	Press Release dated September 13, 2004.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAXON CAPITAL, INC. By: /s/Robert B. Eastep —————————————— Robert B. Eastep Executive Vice President, Chief Financial Officer

Date: September 13, 2004

INDEX TO EXHIBITS

Exhibits

10.1	Saxon Capital, Inc. 2004 Employee Stock Purchase Plan. Incorporated herein by reference to Annex C to Registrant's proxy statement on Schedule 14A filed with the Securities and Exchange Commission on August 6, 2004 (File No. 000-33485).

99.1	Press Release dated September 13, 2004.